UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			1-16463		13-4004153
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S. Employer Identification No.)

701 Market Street,	St. Louis,	Missouri			63101-1826
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including area code:				(314)	342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 3, 2023, Peabody Energy Corporation (the “Company”) amended its letter of credit facility by entering into Amendment No. 3 to Credit Agreement (the “LC Agreement Amendment”), which amends the Company’s Credit Agreement, dated as of January 29, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “LC Agreement”), by and among the Company, as borrower, certain subsidiaries of the Company party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), and the lenders party thereto (the “Lenders”). Pursuant to the LC Agreement Amendment, the Company, the Agent and the Lenders agreed to (i) eliminate the prepayment premium due upon any reduction of commitments thereunder prior to July 29, 2023 and (ii) set the expiration date for the LC Commitments as December 22, 2023. Previously, the LC Commitments were set to expire on December 23, 2024. Additionally, within thirty days of the effective date of the LC Agreement Amendment, the commitments under the letter of credit facility (the “LC Commitments”) will automatically reduce by at least $56.65 million.

The foregoing summary of the LC Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LC Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
Amendment No. 3 to Credit Agreement, dated as of February 3, 2023, among the Peabody Energy Corporation, certain subsidiaries of Peabody Energy Corporation party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

February 6, 2023	By: /s/ Mark A. Spurbeck
Name: Mark A. Spurbeck
Title: Executive Vice President and Chief Financial Officer

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